EXHIBIT 99.1

Onto Innovation Reports

2023 Second Quarter Results

Wilmington, Mass., August 10, 2023 – Onto Innovation Inc. (NYSE: ONTO) (“Onto Innovation,” “Onto,” or the “Company”) today announced financial results for the second fiscal quarter of 2023.

Second Quarter Financial Highlights

•
Expected revenue reduced by three lithography system shipments that were delayed to add a customer-specific enhancement package, resulting in $191 million quarterly revenue.
•
GAAP gross margin and non-GAAP gross margin of 53%.
•
GAAP operating income of $25 million and GAAP net income of $26 million.
•
Non-GAAP operating income of $41 million and non-GAAP net income of $39 million.
•
GAAP diluted earnings per share of $0.53 and non-GAAP diluted earnings per share of $0.79.

Second Quarter Business Highlights

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Inspection revenue for heterogeneous packaging of advanced logic processors and high bandwidth memory (HBM) for AI applications represented over $20 million in the quarter, with significant revenue growth anticipated over the next several quarters.
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Revenue from specialty and advanced packaging customers increased more than 20% over the first quarter.
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Revenue from power customers grew over 35% from the first quarter, which included systems and software from our inspection, films, overlay, and OCD product lines.
•
IMPULSE® V integrated metrology systems were accepted by two customers, serving the memory and image sensor markets, delivering the precision and stability required to keep pace with the latest generation high speed CMP polishers.

Michael Plisinski, chief executive officer of Onto Innovation, commented, “During the quarter we saw several positive affirmations of our strategy. Our leading position among the top five customers for inspection of heterogeneous packaging and HBM to support the increasing AI end market resulted in solid demand in the quarter and positioned Onto for further inspection growth throughout the year. Demand for our solutions in power semiconductors continued to grow, and we now have a backlog of orders for our recently announced Element™ materials metrology and Atlas® OCD metrology products specifically designed to support the power market.”

He continued, “Although our advanced node customers remain at significantly reduced spending levels, we have several productive engagements with their R&D teams, resulting in new tool of record positions for our films metrology systems and integrated metrology modules, which should contribute to broader growth when production spending resumes.”

Onto Innovation Inc.
Key Quarterly Financial Data

(In thousands, except per share amounts)

US GAAP
	July 1, 2023	April 1, 2023	July 2, 2022
Revenue	$190,662	$199,165	$256,310
Gross profit margin	53%	53%	52%
Operating income	$24,807	$29,035	$57,451
Net income	$25,896	$29,068	$51,575
Net income per diluted share	$0.53	$0.59	$1.03

US NON-GAAP
	July 1, 2023	April 1, 2023	July 2, 2022
Revenue	$190,662	$199,165	$256,310
Gross profit margin	53%	54%	52%
Operating income	$40,565	$48,895	$73,096
Net income	$38,754	$45,047	$64,001
Net income per diluted share	$0.79	$0.92	$1.28

Outlook

For the third fiscal quarter ending September 30, 2023, the Company is providing the following guidance:

•
Revenue is expected to be $205 to $225 million.
•
GAAP diluted earnings per share is expected to be in the range of $0.59 to $0.79.
•
Non-GAAP diluted earnings per share is expected to be in the range of $0.85 to $1.05.

Webcast & Conference Call Details

Onto Innovation will host a conference call at 4:30 p.m. Eastern Time today, August 10, 2023, to discuss its second quarter 2023 financial results and other matters in greater detail. To participate in the call, please dial (888) 394-8218 or International: +1 (646) 828-8193 and reference conference ID 9525867 at least five (5) minutes prior to the scheduled start time. A live webcast will also be available at www.ontoinnovation.com.

To listen to the live webcast, please go to the website at least fifteen (15) minutes early to register, download and install any necessary audio software. There will be a replay of the conference call available for one year on the Company’s website at www.ontoinnovation.com.

Discussion of Non-GAAP Financial Measures

The Company has provided in this release non-GAAP financial measures, including non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin, which exclude amortization of acquisition-related intangible assets, certain acquisition-related expenses and benefits, litigation expenses and restructuring costs. Non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin can also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.

We utilize several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. More specifically, management adjusts for the excluded items for the following reasons:

Amortization of purchased intangible assets: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to the purchased intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Merger or acquisition related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our mergers and acquisitions, such as transaction and integration costs, change in control payments, adjustments to the fair value of assets, etc. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on-going business.

Restructuring charges: we incur restructuring and impairment charges on individual or groups of employed assets, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business. Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on-going operations with prior and future periods.

Significant litigation charges or benefits and legal costs: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on-going business and operating results.

Income tax expense: we estimate the tax effect of the items identified to determine a non-GAAP annual effective tax rate applied to the pretax amount in order to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment.

From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP in the United States. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include, but are not limited to, statements regarding Onto Innovation’s business momentum and future growth; the benefit to customers and capabilities of Onto Innovation’s products and customer service; Onto Innovation’s ability to both deliver products and services consistent with our customers’ demands and expectations and strengthen its market position; Onto Innovation’s expectations regarding the semiconductor market outlook; Onto Innovation’s future quarterly and annual financial outlook; as well as other matters that are not purely historical data. Onto Innovation wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Onto Innovation’s control. Such factors include, but are not limited to, the Company’s ability to leverage its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; the effects of political, economic, legal, and regulatory changes or conflicts on the Company's global operations; its ability to adequately protect its intellectual property rights and maintain data security; the effects of natural disasters or public health emergencies, such as the current COVID-19 pandemic, on the global economy and on the Company’s customers, suppliers, employees, and business; its ability to effectively maneuver global trade issues and changes in trade and export regulations and license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by Onto Innovation are available in Onto Innovation’s Form 10-K report for the year ended December 31, 2022, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Onto Innovation’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance, or achievements. Onto Innovation does not assume any obligation to update the forward-looking information contained in this press release, except as required by law.

About Onto Innovation

Onto Innovation is a leader in process control, combining global scale with an expanded portfolio of leading-edge technologies that include: Un-patterned wafer quality; 3D metrology spanning chip features from nanometer scale transistors to large die interconnects; macro defect inspection of wafers and packages; elemental layer composition; overlay metrology; factory analytics; and lithography for advanced semiconductor packaging. Our breadth of offerings across the entire semiconductor value chain combined with our connected thinking approach results in a unique perspective to help solve our customers’ most difficult yield, device performance, quality, and reliability issues. Onto Innovation strives to optimize customers’ critical path of progress by making them smarter, faster and more efficient. With headquarters and manufacturing in the U.S., Onto Innovation supports customers with a worldwide sales and service organization. Additional information can be found at www.ontoinnovation.com.

Source: Onto Innovation Inc.

ONTO-I

For more information, please contact:

Michael Sheaffer

+1.978.253.6273

Mike.Sheaffer@OntoInnovation.com

(Financial tables follow)

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands) - (Unaudited)

	July 1, 2023	December 31, 2022

ASSETS
Current assets
Cash, cash equivalents and marketable securities	$609,603	$547,784
Accounts receivable, net	187,852	241,395
Inventories	352,073	324,282
Prepaid and other assets	33,517	21,411
Total current assets	1,183,045	1,134,872
Net property, plant and equipment	99,883	91,980
Goodwill and intangibles, net	510,359	538,008
Other assets	27,574	30,003
Total assets	$1,820,861	$1,794,863

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$85,567	$103,362
Other current liabilities	51,370	57,196
Total current liabilities	136,937	160,558
Other non-current liabilities	27,210	37,879
Total liabilities	164,147	198,437
Stockholders’ equity	1,656,714	1,596,426
Total liabilities and stockholders’ equity	$1,820,861	$1,794,863

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts) - (Unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Revenue	$190,662	$256,310	$389,827	$497,660
Cost of revenue	90,201	124,183	184,391	234,510
Gross profit	100,461	132,127	205,436	263,150
Operating expenses:
Research and development	27,043	25,637	54,285	51,978
Sales and marketing	16,024	16,913	31,661	32,545
General and administrative	18,762	18,306	37,999	34,793
Amortization	13,825	13,820	27,649	27,639
Total operating expenses	75,654	74,676	151,594	146,955
Operating income	24,807	57,451	53,842	116,195
Interest income, net	4,758	661	8,206	1,038
Other expense, net	(1,710)	(859)	(1,991)	(1,063)
Income before income taxes	27,855	57,253	60,057	116,170
Provision for income taxes	1,959	5,678	5,093	11,265
Net income	$25,896	$51,575	$54,964	$104,905
Earnings per share:
Basic	$0.53	$1.04	$1.12	$2.12
Diluted	$0.53	$1.03	$1.12	$2.10
Weighted average shares outstanding:
Basic	48,976	49,617	48,865	49,525
Diluted	49,274	49,907	49,175	49,909

ONTO INNOVATION INC.

NON-GAAP FINANCIAL SUMMARY

(In thousands, except percentage and per share amounts) - (Unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Revenue	$190,662	$256,310	$389,827	$497,660
Gross profit	$100,501	$132,121	$207,795	$263,139
Gross margin as percentage of revenue	53%	52%	53%	53%
Operating expenses	$59,936	$59,026	$118,335	$115,780
Operating income	$40,565	$73,096	$89,460	$147,360
Operating margin as a percentage of revenue	21%	29%	23%	30%
Net income	$38,754	$64,001	$83,801	$129,629
Net income per diluted share	$0.79	$1.28	$1.70	$2.60

RECONCILIATION OF GAAP GROSS PROFIT,

OPERATING EXPENSES AND OPERATING INCOME TO NON-GAAP

GROSS PROFIT, OPERATING EXPENSES AND OPERATING INCOME

(In thousands, except percentages) - (Unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
U.S. GAAP gross profit	$100,461	$132,127	$205,436	$263,150
Pre-tax non-GAAP items:
Merger and acquisition related expenses	40	(6)	80	(11)
Restructuring expenses	—	—	2,279	—
Non-GAAP gross profit	$100,501	$132,121	$207,795	$263,139
U.S. GAAP gross margin as a percentage of revenue	53%	52%	53%	53%
Non-GAAP gross margin as a percentage of revenue	53%	52%	53%	53%
U.S. GAAP operating expenses	$75,654	$74,676	$151,594	$146,955
Pre-tax non-GAAP items:
Merger and acquisition related expenses	393	662	1,401	1,319
Restructuring expenses	1,192	—	3,226
Litigation expenses	308	1,169	983	2,218
Amortization of intangibles	13,825	13,820	27,649	27,639
Non-GAAP operating expenses	59,936	59,025	118,335	115,779
Non-GAAP operating income	$40,565	$73,096	$89,460	$147,360
GAAP operating margin as a percentage of revenue	13%	22%	14%	23%
Non-GAAP operating margin as a percentage of revenue	21%	29%	23%	30%

ONTO INNOVATION INC.

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(In thousands, except share and per share data) - (Unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
U.S. GAAP net income	$25,896	$51,575	$54,964	$104,905
Pre-tax non-GAAP items:
Merger and acquisition related expenses	434	656	1,482	1,308
Restructuring expenses	1,192	—	5,505	—
Litigation expenses	308	1,169	983	2,218
Amortization of intangibles	13,825	13,820	27,649	27,639
Net tax provision adjustments	(2,901)	(3,219)	(6,782)	(6,441)
Non-GAAP net income	$38,754	$64,001	$83,801	$129,629
Non-GAAP net income per diluted share	$0.79	$1.28	$1.70	$2.60

ONTO INNOVATION INC

SUPPLEMENTAL INFORMATION - RECONCILIATION OF THIRD QUARTER 2023

GAAP TO NON-GAAP GUIDANCE

	Low	High
Estimated GAAP net income per diluted share	$0.59	$0.79
Estimated non-GAAP items:
Amortization of intangibles	0.28	0.28
Merger and acquisition related expenses	0.01	0.01
Litigation expenses	0.02	0.02
Net tax provision adjustments	(0.05)	(0.05)
Estimated non-GAAP net income per diluted share	$0.85	$1.05

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